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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 23, 2002



                            HARVARD BIOSCIENCE, INC.
             (Exact Name of Registrant as specified in its charter)



         Delaware                        0-31923               04-3306140
(State or other jurisdiction         (Commission File        (I.R.S. Employer
     of incorporation)                    Number)           Identification No.)



                 84 October Hill Road, Holliston, MA 01746-1371
              (Address of principal executive offices and zip code)

                                 (508) 893-8999
              (Registrant's telephone number, including area code)

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         This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of the Company to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties is contained in the section entitled "Important Factors That May Affect Future Operating Results" of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

ITEM 5.  OTHER EVENTS

         On September 23, 2002, Harvard Bioscience, Inc. filed a prospectus supplement to its prospectus dated September 17, 2002 pursuant to Rule 424(b)(3) and (c) under the Securities Act of 1933. The prospectus supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of the Business Acquired.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits.

                  99.1     Prospectus Supplement dated September 23, 2002 to
                           Prospectus dated September 17, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 23, 2002             HARVARD BIOSCIENCE, INC.



                                        By: /s/ David Green
                                           -------------------------------------
                                            David Green
                                            President


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                                  EXHIBIT INDEX

99.1     Prospectus Supplement dated September 23, 2002 to Prospectus dated
         September 17, 2002.





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